                                                                    EXHIBIT 10.5


                            SECOND AMENDMENT TO THE
                     FIRST AMENDED AND RESTATED AGREEMENT
                           OF LIMITED PARTNERSHIP OF
                     WESTFIELD AMERICA LIMITED PARTNERSHIP


     This SECOND AMENDMENT TO THE FIRST AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF WESTFIELD AMERICA LIMITED PARTNERSHIP, dated as of December 8, 1998 (this "Amendment"), is being executed by Westfield America, Inc., a Missouri corporation (the "Managing General Partner"), as the managing general partner of Westfield America Limited Partnership, a Delaware limited partnership (the "Partnership"), and on behalf of the Limited Partners pursuant to the authority conferred on the Managing General Partner by Sections 2.4 and
12.3 of the First Amended and Restated Agreement of Limited Partnership of Westfield America Limited Partnership, dated as of August 3, 1998, as amended by that certain First Amendment to the First Amended and Restated Agreement of Limited Partnership of Westfield America Limited Partnership dated as of August 12, 1998 (as so amended, the "Agreement"). Capitalized terms used herein, but not otherwise defined herein, shall have the respective meanings ascribed thereto in the Agreement.

     WHEREAS, the General Partner and the Limited Partners entered into the Agreement specifying the rights and obligations of each of the parties thereto; and

     WHEREAS, the General Partner and the Limited Partners now desire to amend the Agreement in the manner set forth below.

     NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          Section 1.  Definitions; References.  Unless otherwise specifically
                      ------------------------
defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof," "hereunder," "herein," and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended by this Amendment.

          Section 2.  Amendment of Definition.   The definition of "Specified
                      ------------------------                      ---------
Partnership Common Unit Amount" contained in Article I is hereby deleted in its
------------------------------
entirety and replaced with the following definition of "Specified Partnership
                                                        ---------------------
Units":
-----

     "    "Specified Partnership Units" shall mean, (i) with respect to each
           ---------------------------
     Excluded Property that is listed on Exhibit G as of the date hereof, the number of Partnership Common Units and/or Partnership Preferred Units (as the case may be) set forth opposite such Excluded Property on Exhibit G, and (ii) with respect to each Excluded Property that is added to Exhibit G from and after the date hereof, the amount of Partnership Common Units and/or Partnership Preferred Units (as the case may be) which would have been issued to WEA, pursuant to Section 4.3.B and 4.2 hereof, if WEA had contributed such Excluded Property on the later to occur of (A) the date of issuance of any Partnership Unit or grant of any Investor Unit Right to any Person that is not an Affiliate of WEA and (B) the date that such asset was acquired by WEA or a wholly-owned Subsidiary of WEA, in exchange for Partnership Units equal in value to the fair market value of such Excluded Property as of such date."

          Section 3.  Amendment of Section 4.10.   Section 4.10 is hereby
                      --------------------------
amended to read in its entirety as follows:

     "    4.10  Excluded Properties. WEA shall contribute each Excluded Property
                -------------------
     (or, if applicable, the proceeds (after payment of all transfer taxes and other transaction costs) received by WEA from the sale, transfer or other disposition of an Excluded Property to a Person who is not an Affiliate of
     WEA) to the Partnership upon the earlier of (i) such time as it is commercially practicable to contribute such property to the Partnership without adverse tax or other economic consequence to WEA and (ii) any sale, transfer or other disposition of an Excluded Property to a Person who is not an Affiliate of WEA. Upon any such contribution of an Excluded Property or the proceeds therefrom, WEA shall receive in exchange for such contribution, notwithstanding the actual value of such Excluded Property or the amount of such proceeds (as the case may be), the Specified Partnership Units applicable to such Excluded Property. Such Specified Partnership Units may be allocated among the Managing General Partner and any Special Limited Partners at the discretion of the Managing General Partner."

          Section 4.  Amendment of Section 6.2.A.   Section 6.2.A. is hereby
                      ---------------------------
amended to read in its entirety as follows:

     "    A.  In General. Subject to Section 11.6.C and Section 13.7.D(2)
               ----------
     hereof, Net Income and Net Loss shall be allocated to each of the Holders as follows:

          (i) Net Income will be allocated to Holders of Partnership Pre-ferred Units and Investor Unit Rights (other than Class A Investor Unit Rights) in accordance with and subject to the terms of the Partnership Unit Designation or Investor Unit Right Designation applicable to such Partnership Preferred Units or Investor Unit Rights;

          (ii) remaining Net Income will be allocated to the Holders of Partnership Common Units and Class A Investor Unit Rights in accordance with their respective Percentage Interests at the end of each Partnership Year;

          (iii) subject to the terms of any Partnership Unit Designation or Investor Unit Right Designation, Net Loss will be allocated to the Holders of Partnership Common Units and Class A Investor Unit Rights in accordance with their respective Percentage Interests at the end of each Partnership Year; and

          (iv) for purposes of this Section 6.2.A, the Percentage Interests of the Holders of Partnership Common Units and Class A Investor Unit Rights shall be calculated based on a denominator equal to the aggregate Partnership Common Units and Class A Investor Unit Rights outstanding as of the date of determination."

          Section 5.  Amendment of Section 11.3.A.  Section 11.3.A. is hereby
                      ----------------------------
amended to read in its entirety as follows:

     "    A.  General.  Prior to the end of the first Twelve-Month Period and
              -------
     except as provided in Section 11.1.C hereof, no Limited Partner shall Transfer all or any portion of its Partnership Interest to any transferee without the consent of the Managing General Partner, which consent may be withheld in its sole and absolute discretion; provided, however, that any
                                                   --------  -------
     Limited Partner may, at any time, without the consent of the Managing General Partner, (i) Transfer all or part of its Partnership Interest to any Family Member, any Charity, any Controlled Entity or any Affiliate, provided that the transferee is, in any such case, a Qualified Transferee, or (ii) pledge (a "Pledge") all or any portion of its Partnership Interest
                        ------
     to a lending institution,
     that is not an Affiliate of such Limited Partner, as collateral or security for a bona fide loan or other extension of credit, and Transfer such pledged Partnership Interest to such lending institution in connection with the exercise of remedies under such loan or extension of credit (any Transfer or Pledge permitted by this proviso is hereinafter referred to as a "Permitted Transfer"). After such first Twelve-Month Period, each Limited
        ------------------
     Partner, and each trans feree of Partnership Units or Assignee pursuant to a Permitted Transfer, shall have the right to Transfer all or any portion of its Partnership Interest to any Person, subject to the provisions of
     Section 11.4 hereof and to satisfaction of each of the following conditions:

               (1)  Managing General Partner Right of First Refusal.  The
                    -----------------------------------------------
     transferring Partner (or the Partner's estate in the event of the Partner's death) shall give written notice of the proposed Transfer to the Managing General Partner, which notice shall state (i) the identity of the proposed transferee and (ii) the amount and type of consideration proposed to be received for the Transferred Partnership Units. The Managing General Partner shall have ten (10) Business Days upon which to give the Transferring Partner notice of its election to acquire the Partnership Units on the terms set forth in such notice. If it so elects, it shall purchase the Partnership Units on such terms within ten (10) Business Days after giving notice of such election; provided, however, that in the event
                                           --------  -------
     that the proposed terms involve a purchase for cash, the Managing General Partner may at its election deliver in lieu of all or any portion of such cash a note payable to the Transferring Partner at a date as soon as reasonably practicable, but in no event later than one hundred eighty (180) days after such purchase, and bearing interest at an annual rate equal to the total dividends declared with respect to one (1) REIT Share for the four (4) preceding fiscal quarters of the Managing General Partner, divided
                                                                         -------
     by the Value as of the closing of such purchase; provided, further, that
     --                                               --------  -------
     such closing may be deferred to the extent necessary to effect compliance with the Hart-Scott-Rodino Antitrust Improvements Act of 1976, if applicable, and any other applicable requirements of law. If it does not so elect, the Transferring Partner may Transfer such Partnership Units to a third party, on terms no more favorable to the transferee than the proposed terms, subject to the other conditions of this Section 11.3.

               (2)  Qualified Transferee. Any Transfer of a Partnership Interest
                    --------------------
     shall be made only to a single Qualified Transferee; provided, however,
                                                          --------  -------
     that, for such purposes, all Qualified Transferees that are Affiliates, or that comprise investment accounts or funds managed by a single Qualified

     Transferee and its Affiliates, shall be considered together to be a single Qualified Transferee; provided, further, that each Transfer meeting the
                           --------  -------
     minimum Transfer restriction of Section 11.3.A(4) hereof may be to a separate Qualified Transferee.

               (3)  Opinion of Counsel. The Transferor shall deliver or cause to
                    ------------------
     be delivered to the Managing General Partner an opinion of counsel reasonably satisfactory to it to the effect that the proposed Transfer may be effected without registration under the Securities Act and will not otherwise violate the registration provisions of the Securities Act and the regulations promulgated thereunder or violate any state securities laws or regulations applicable to the Partnership or the Partnership Interests Transferred; provided, however, that the Managing General Partner may, in
                  --------  -------
     its sole discretion, waive this condition upon the request of the Transferor. If, in the opinion of such counsel, such Transfer would require the filing of a registration statement under the Securities Act or would otherwise violate any Federal or state securities laws or regulations applicable to the Partnership or the Partnership Units, the Managing General Partner may prohibit any Transfer otherwise permitted under this
     Section 11.3 by a Limited Partner of Partnership Interests.

               (4)  Minimum Transfer Restriction.  Any Transferring Partner must
                    ----------------------------
     Transfer not less than the lesser of (i) five hundred (500) Partnership Units or (ii) all of the remaining Partnership Units owned by such Transferring Partner; provided, however, that, for purposes of determining
                           --------  -------
     compliance with the foregoing restriction, all Partnership Units owned by Affiliates of a Limited Partner shall be considered to be owned by such Limited Partner.

               (5)  Transferee Agreement to Effect a Redemption.  Any proposed
                    -------------------------------------------
     transferee shall deliver to the Managing General Partner a written agreement reasonably satisfactory to the Managing General Partner to the effect that the transferee will, within six (6) months after consummation of a Partnership Common Units Transfer, tender its Partnership Common Units for Redemption in accordance with the terms of the Redemption rights provided in Section 16.1 hereof.

               (6)  No Further Transfers.  The transferee shall not be permitted
                    --------------------
     to effect any further Transfer of the Partnership Units, other than to the Managing General Partner.

               (7)  Exception for Permitted Transfers.  The conditions of
                    ---------------------------------
     Sections 11.3.A(1) through 11.3.A(6) hereof shall not apply in the case of a Permitted Transfer.

It is a condition to any Transfer otherwise permitted hereunder (whether or not such Transfer is effected during or after the first Twelve-Month Period) that the transferee assumes by operation of law or express agreement all of the obligations of the transferor Limited Partner under this Agreement with respect to such Transferred Partnership Interest, and no such Transfer (other than pursuant to a statutory merger or consolidation wherein all obligations and liabilities of the transferor Partner are assumed by a successor corporation by operation of law) shall relieve the transferor Partner of its obligations under this Agreement without the approval of the Managing General Partner, in its sole and absolute discretion. Notwithstanding the foregoing, any transferee of any Transferred Partnership Interest shall be subject to any and all ownership limitations (including, without limitation, the Ownership Limit) contained in the Charter that may limit or restrict such transferee's ability to exercise its Redemption rights, including, without limitation, the Ownership Limit. Any transferee, whether or not admitted as a Substituted Limited Partner, shall take su bject to the obligations of the transferor hereunder. Unless admitted as a Substituted Limited Partner, no transferee, whether by a voluntary Transfer, by operation of law or otherwise, shall have any rights hereunder, other than the rights of an Assignee as provided in Section 11.5 hereof."

          Section 6.  Amendment of Section 13.7.A.  Section 13.7.A. is hereby
                      ----------------------------
amended to read in its entirety as follows:

     "    A.  General.  Prior to the end of the first Twelve-Month Period, no
              -------
     Investor shall Transfer all or any portion of its Investor Unit Rights to any transferee without the consent of the Managing General Partner, which consent may be withheld in its sole and absolute discretion; provided,
                                                                  --------
     however, that any Investor may, at any time, without the consent of the
     -------
     Managing General Partner, (i) Transfer all or part of its Investor Unit Rights to any Family Member, any Charity, any Controlled Entity, any Affiliate, or any other Person to whom the Managing General Partner may consent in its sole and absolute discretion, provided that the transferee is, in any such case, a Qualified Transferee, or (ii) Pledge all or any portion of its Investor Unit Rights to a lending institution, that is not an Affiliate of such Investor, as collateral or security for a bona fide loan or other extension of credit, and Transfer such pledged Investor Unit Rights to such lending institution in connection with the exercise of remedies under such loan or extension of credit; provided, further,
                                                      --------  -------
     however, that any Investor who owns Investor Unit Rights that were issued
     -------
     directly or indirectly in exchange for Units (as defined in the OP Contribution Agreement, dated as of August 11, 1998 by and among the Partnership and New Hanover Associates), may, at any time, without the consent of the Managing General Partner, (i) Transfer all or part of such Investor Unit Rights to any Family Member, any Charity, any Controlled Entity, any Affiliate or any other Person to whom the Managing General Partner may consent in its sole and absolute discretion, provided that (A) any such Transfer is not a "sale" within the meaning of Section 2(3) of the Securities Act, (B) the transferee is a Qualified Transferee or (C) the Managing General Partner receives an opinion of counsel to the same effect as the opinion described in Section 13.7.A(3) of this Agreement, (ii) upon the death of an Investor, the Investor's estate may Transfer such Investor Unit Rights in any Transfer that is not a "sale" within the meaning of
     Section 2(3) of the Securities Act or (iii) Pledge all or any portion of such Investor Unit Rights to a lending institution, that is not an Affiliate of such Investor, as collateral or security for a bona fide loan or other extension of credit, and Transfer such pledged Investor Unit Rights to such lending institution in connection with the exercise of remedies under such loan or extension of credit (any Transfer or Pledge permitted by this proviso or the immediately preceding proviso is hereinafter referred to as a "Permitted Investor Rights Transfer"). After
                                   ----------------------------------
     such first Twelve-Month Period, each Investor, and each transferee of Investor Unit Rights or transferee pursuant to a Permitted Investor Rights Transfer, shall have the right to Transfer all or any portion of its Investor Unit Rights to any Person, subject to the provisions of this
     Section 13.7 hereof and to satisfaction of each of the following conditions:

               (1)  Managing General Partner Right of First Refusal.  The
                    -----------------------------------------------
     transferring Investor (or the Investor's estate in the event of the Investor's death) shall give written notice of the proposed Transfer to the Managing General Partner, which notice shall state (i) the identity of the proposed transferee and (ii) the amount and type of consideration proposed to be received for the Transferred Investor Unit Rights. The Managing General Partner shall have ten (10) Business Days upon which to give the Transferring Investor notice of its election to acquire the Investor Unit Rights on the terms set forth in such notice. If it so elects, it shall purchase the Investor Unit Rights on such terms within ten (10) Business Days after giving notice of such election; provided, however, that in the
                                                --------  -------
     event that the proposed terms involve a purchase for cash, the Managing General Partner may at its election deliver in lieu of all or any portion of such cash a note payable to the Transferring

     Investor at a date as soon as reasonably practicable, but in no event later than one hundred eighty (180) days after such purchase, and bearing interest at an annual rate equal to the total dividends declared with respect to one (1) REIT Share for the four (4) preceding fiscal quarters of the Managing General Partner, divided by the Value as of the closing of
                                   ------- --
     such purchase; provided, further, that such closing may be deferred to the
                    --------  -------
     extent necessary to effect compliance with the Hart-Scott-Rodino Antitrust Improvements Act of 1976, if applicable, and any other applicable requirements of law. If the Managing General Partner does not so elect, the Transferring Investor may Transfer such Investor Unit Rights to a third party, on terms no more favorable to the transferee than the proposed terms, subject to the other conditions of this Section 13.7 or, in the event of the death of any Investor who owns Investor Unit Rights that were issued directly or indirectly in exchange for Units, such Investor's estate may Transfer such Investor Unit Rights in any Transfer that is not a "sale" within the meaning of Section 2(3) of the Securities Act.

               (2)  Qualified Transferee. Any Transfer of an Investor Unit Right
                    --------------------
     shall be made only to a single Qualified Transferee; provided, however,
                                                          --------  -------
     that, for such purposes, all Qualified Transferees that are Affiliates, or that comprise investment accounts or funds managed by a single Qualified Transferee and its Affiliates, shall be considered together to be a single Qualified Transferee; provided, further, that each Transfer meeting the
                           --------  -------
     minimum Transfer restriction of Section 13.7.A(4) hereof may be to a separate Qualified Transferee; provided, further, however, that the
                                    --------  -------  -------
     limitations imposed by this Section 13.7.A(2) shall not apply to the transfer of any Investor Unit Rights that were issued directly or indirectly in exchange for Units.

               (3)  Opinion of Counsel. The Transferor shall deliver or cause to
                    ------------------
     be delivered to the Managing General Partner an opinion of counsel reasonably satisfactory to it to the effect that the proposed Transfer may be effected without registration under the Securities Act and will not otherwise violate any of the registration provisions of the Securities Act and the regulations promulgated thereunder or violate any state securities laws or regulations applicable to the Partnership or the Investor Unit Rights Transferred; provided, that the Managing General
                                       --------
     Partner may, in its sole discretion, waive this condition upon the request of the Transferor. If, in the opinion of such counsel, such Transfer would require the filing of a registration statement under the Securities Act or would otherwise violate any Federal or state securities laws or regulations applicable to the Partnership or the Investor Unit

     Rights, the Managing General Partner may prohibit any Transfer otherwise permitted under this Section 13.7 by an Investor.

               (4)  Minimum Transfer Restriction. Any Transferring Investor must
                    ----------------------------
     Transfer not less than the lesser of (i) five hundred (500) Investor Unit Rights or (ii) all of the remaining Investor Unit Rights owned by such Transferring Investor; provided, however, that, for purposes of determining
                            --------  -------
     compliance with the foregoing restriction, all Investor Unit Rights owned by Affiliates of an Investor shall be considered to be owned by such Investor.

               (5)  Transferee Agreement to Effect a Redemption.  Any proposed
                    -------------------------------------------
     transferee shall deliver to the Managing General Partner a written agreement reasonably satisfactory to the Managing General Partner to the effect that the transferee will, within six (6) months after consummation of an Investor Unit Right Transfer, tender its Investor Unit Rights for Redemption in accordance with the terms of the Redemption rights provided in Section 16.1 hereof.

               (6)  No Further Transfers.  The transferee shall not be permitted
                    --------------------
     to effect any further Transfer of the Investor Unit Rights, other than to the Managing General Partner.

               (7)  Exception for Permitted Investor Rights Transfers. The
                    -------------------------------------------------
     conditions of Sections 13.7.A(1) through 13.7.A(6) hereof shall not apply in the case of a Permitted Investor Rights Transfer.

     It is a condition to any Transfer otherwise permitted hereunder (whether or not such Transfer is effected during or after the first Twelve-Month Period) that the transferee assumes by operation of law or express agreement all of the obligations of the transferor Investor under this Agreement with respect to such Transferred Investor Unit Right, and no such Transfer (other than pursuant to a statutory merger or consolidation wherein all obligations and liabilities of the transferor Investor are assumed by a successor corporation by operation of law) shall relieve the transferor Investor of its obligations under this Agreement without the approval of the Managing General Partner, in its sole and absolute discretion; any Transfer made without such an assumption by the transferee shall be null, void and of no force or effect. In addition, any transferee of any Transferred Investor Unit Right shall be subject to any and all ownership limitations (including, without limitation, the Ownership Limit) contained in the Charter that may limit or restrict such transferee's ability to exercise its Redemption rights, including, without limitation, the Ownership Limit."

          Section 7.  Amendment of Section 13.9.D.  Section 13.9.D is hereby
                      ---------------------------
amended to replace all references to "this Section 13.8" therein with "this
Section 13.9."

          Section 8.  Amendment of Exhibit G. Exhibit G to the Agreement is
                      ----------------------
hereby replaced in its entirety with Exhibit G attached hereto and by this reference made a part hereof.

          Section 9.  Applicable Law.  This Amendment shall be governed by and
                      ---------------
construed in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of law. In the event of a conflict between any provision of this Amendment and any non-mandatory provision of the Securities Act, the provisions of this Amendment shall control and take precedence.

          Section 10. Counterparts.  This Amendment may be executed in
                      -------------
counterparts, all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart. Each party shall become bound by this Amendment immediately upon affixing its signature thereto.

          IN WITNESS WHEREOF, this Amendment has been executed as of the date first written above.

                              MANAGING GENERAL PARTNER:

                              WESTFIELD AMERICA, INC.



                              By: /s/ Irv Hepner
                                  -----------------------
                              Name:  Irv Hepner
                              Title: Secretary


                              SPECIAL LIMITED PARTNERS:

                              By:  WESTFIELD AMERICA, INC.,
                              as attorney-in-fact



                              By: /s/ Irv Hepner
                                 ------------------------
                              Name:  Irv Hepner
                              Title: Secretary

                                   Exhibit G
                LIST OF EXCLUDED PROPERTIES AND SPECIFIED UNITS


1.   Fee interest in the Trumbull Shopping Park, located in Trumbull,
Connecticut.

     SPECIFIED UNITS:    21,430 Series A Partnership Preferred Units; and
                         6,155 Series B Partnership Preferred Units; and
                         9,499 Series C Partnership Preferred Units; and
                         15,832 Series D Partnership Preferred Units; and
                         1,671,951 Partnership Common Units.

2. Partnership interest relating to Meriden Square, located in Meriden, Connecticut.

     SPECIFIED UNITS:    32,059 Series A Partnership Preferred Units; and
                         9,209 Series B Partnership Preferred Units; and
                         14,211 Series C Partnership Preferred Units; and
                         23,685 Series D Partnership Preferred Units; and
                         2,501,269 Partnership Common Units.

3.   Fee interest in the Connecticut Post Mall, located in Milford, Connecticut.

     SPECIFIED UNITS:    26,836 Series A Partnership Preferred Units; and
                         7,708 Series B Partnership Preferred Units; and
                         11,896 Series C Partnership Preferred Units; and
                         19,826 Series D Partnership Preferred Units; and
                         2,093,673 Partnership Common Units.

4. Partnership interest relating to the Mission Valley Center, located in Mission Valley, California.

     SPECIFIED UNITS:    9,134 Series A Partnership Preferred Units; and
                         2,623 Series B Partnership Preferred Units; and
                         4,049 Series C Partnership Preferred Units; and
                         6,748 Series D Partnership Preferred Units; and
                         712,595 Partnership Common Units.

5. Partnership interest relating to Plaza Camino Real, located in San Diego County, California.

     SPECIFIED UNITS:    11,780 Series A Partnership Preferred Units; and
                         3,384 Series B Partnership Preferred Units; and
                         5,222 Series C Partnership Preferred Units; and
                         8,703 Series D Partnership Preferred Units; and
                         919,083 Partnership Common Units.

6.   0.10 Percent Interest in Vancouver Mall

     SPECIFIED UNITS:    20 Series A Partnership Preferred Units; and
                         6 Series B Partnership Preferred Units; and
                         9 Series C Partnership Preferred Units; and
                         15 Series D Partnership Preferred Units; and
                         1,589 Partnership Common Units.

7.   50.0 Percent Interest in M-R St. Peters L.P.

     SPECIFIED UNITS:    31 Partnership Common Units

                                      G-2